Supplement dated December 12, 2013 to the Flexible Premium Variable Annuity

Prospectuses Listed Below

Issued by National Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes changes in the variable annuity contracts currently offered by National Integrity Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

Touchstone Fund Merger

Touchstone Variable Series Trust has announced that it intends to merge the Touchstone VST Enhanced ETF Fund into the Touchstone VST Aggressive ETF Fund on December 13, 2013.  This merger is subject to shareholder approval.  If the merger occurs, we will support it by replacing the Touchstone VST Enhanced ETF Fund Variable Account Option with the Touchstone VST Aggressive ETF Fund Variable Account Option in your variable annuity:

Existing Variable Account Option	Replacement Variable Account Option
Touchstone VST Enhanced ETF Fund →	Touchstone VST Aggressive ETF Fund

Any Account Value you have in the Existing Variable Account Option at the end of the Business Day on December 13, 2013 (or other date the merger may occur) will be transferred to the Replacement Variable Account Option.  You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

If you are currently invested in both the Existing Variable Account Option and the Replacement Variable Account Option, you may be over allocated to the Replacement Variable Account Option after the merger.  Please contact your financial representative to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at the address listed below.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Option will be redirected to the Replacement Variable Account Option.  You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

Free Transfer — If you transfer out of the Replacement Variable Account Option within 30 days of the date of the merger and the transfer would result in a transfer charge because you will exceed your 12 free transfers allowed during the Contract Year, you can contact us and we will ensure that you are not charged for the transfer.

Address Change

In Part 2 — National Integrity and the Separate Account, in the section titled “National Integrity Life Insurance Company,” the second and third sentence are deleted and replaced with the following:

Our Administrative Office, where all correspondence and paperwork should be sent, is PO Box 5720, Cincinnati, Ohio  45201-5720.  For overnight mail, use 400 Broadway, MS 74, Cincinnati, OH 45202-3341.

You can contact us at the address above or call us at 1-800-433-1778.